Exhibit 24

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of January, 2002.

/s/ William F. Aldinger William F. Aldinger

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2002.

/s/ Michael J. Birck Michael J. Birck

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2002.

/s/ Marvin D. Brailsford Marvin D. Brailsford

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of January, 2002.

/s/ James R. Cantalupo James R. Cantalupo

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of January, 2002.

/s/ Susan Crown Susan Crown

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of January, 2002.

/s/ H. Richard Crowther H. Richard Crowther

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2002.

/s/ Don H. Davis, Jr. Don H. Davis, Jr.

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2002.

/s/ W. James Farrell W. James Farrell

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2002.

/s/ Robert C. McCormack Robert C. McCormack

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of January, 2002.

/s/ Phillip B. Rooney Phillip B. Rooney

ILLINOIS TOOL WORKS INC.

Form 10-K Annual Report

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and in his or her name, place and stead, in any and all capacities, to sign the Company’s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of January, 2002.

/s/ Harold B. Smith Harold B. Smith